Exhibit 10.2

AMENDMENT TO LIQUIDITY AGREEMENT

THIS AMENDMENT, dated as of December 1, 2006 (this “Amendment”), to the Amended and Restated Liquidity Agreement, dated as of December 11, 1998 (as further amended and restated as of December 2, 2003) (the “Liquidity Agreement”), among BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (the “Trust”), the Banks listed therein (the “Banks”), and JPMORGAN CHASE BANK, N.A. (as successor to JPMorgan Chase Bank), as Agent (the “Agent”).

WITNESSETH:

WHEREAS, the Trust, the Banks and the Agent are parties to the Liquidity Agreement;

WHEREAS, the Trust has requested that the Agent, with the consent of the Banks, amend and waive certain provisions of the Liquidity Agreement; and

WHEREAS, the Agent, with the consent of the Banks, is agreeable to the requested waivers, but only on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.  Defined Terms. Unless otherwise defined herein, terms which are defined in the Liquidity Agreement and used herein (and in the recitals hereto) as defined terms are used as so defined.

“Base Indenture” means the Base Indenture, dated as of December 11, 1998, between the Trust and The Bank of New York, as Indenture Trustee.

“Indenture Event of Default” means the occurrence of any event set forth in Section 9.01 of the Base Indenture.

“PHH Credit Agreement” means the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006, among PHH Corporation, PHH Vehicle Management Services Inc., and JPMorgan Chase Bank, N.A., as administrative agent.

2.  Extension of Expiration Date. The Banks hereby (i) extend the Expiration Date for a period of 364 days from the Expiration Date currently in effect, to November 30, 2007, and (ii) waive the 60-day request notification requirement set forth in Section 4.06.

3.  Reduction of Facility Amount. Pursuant to Section 4.02(a) of the Liquidity Agreement, the Banks hereby permanently reduce the Facility Amount as set forth in Schedule A hereto. In connection therewith, Section 4.02(c) of the Liquidity Agreement is hereby amended to provide that (i) the Bank Commitment of each Bank shall be as set forth in Schedule A hereto and (ii) Danske Bank A/S shall have no Bank Commitment hereunder after the effective date of this Amendment.

4.  Waiver.  Notwithstanding anything in the Liquidity Agreement to the contrary, the Banks hereby waive any Event of Default under the Liquidity Agreement (which shall be deemed not to be existing or continuing for all purposes of the Liquidity Agreement) that may arise by reason of an Indenture Event of Default or any failure to be in compliance with Section 6.02 of the Liquidity Agreement at the time of a Credit Utilization, in either case, which arises due to the failure of the Trust to (i) deliver to the Indenture Trustee, the Rating Agencies, the Commercial Paper Dealers, the Owner Trustee, the Collateral Agent and the Agent the financial statements of PHH for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 pursuant to Section 8.01(a) of the Liquidity Agreement and Section 8.3(a) of the Indenture, as the case may be, on or prior to December 29, 2006 (such waiver to continue to such date after December 29, 2006 as may be agreed to in writing by the lenders party to the PHH Credit Agreement for delivery of such financial statements and certificates pursuant to Sections 5.1(b) and (c) of the PHH Credit Agreement, but in any case not later than March 31, 2007), (ii) deliver to the Indenture Trustee, the Rating Agencies, the Commercial Paper Dealers, the Owner Trustee, the Collateral Agent and the Agent the financial statements of PHH for the fiscal quarter ending March 31, 2007 pursuant to Section 8.01(a) of the Liquidity Agreement and Section 8.3(a) of the Indenture, as the case may be, on or prior to the 60th day after March 31, 2007 (such waiver to continue to such date after the 60th day after March 31, 2007 as may be agreed to in writing by the lenders party to the PHH Credit Agreement for delivery of such financial statements and certificates pursuant to Sections 5.1(b) and (c) of the PHH Credit Agreement, but in any case not later than June 30, 2007) or (iii) deliver to the Indenture Trustee, the Rating Agencies, the Commercial Paper Dealers, the Owner Trustee, the Collateral Agent and the Agent the financial statements of PHH, the Trust and the Seller for the fiscal year ending December 31, 2006 pursuant to Section 8.01(a) of the Liquidity Agreement and Section 8.3(a) of the Indenture, as the case may be, on or prior to the 105th day after December 31, 2006 (such waiver to continue to such date after the 105th day after December 31, 2006 as may be agreed to in writing by the lenders party to the PHH Credit Agreement for delivery of such financial statements and certificates pursuant to Sections 5.1(b) and (c) of the PHH Credit Agreement, but in any case not later than June 30, 2007).

5.  Consent to Supplemental Indenture No. 2. Pursuant to Section 8.09 of the Liquidity Agreement, the Banks hereby consent to the execution and delivery by the Trust of a Supplemental Indenture No. 2 in substantially the form attached hereto as Exhibit A.

6.  Effectiveness of Amendment. This Amendment shall become effective as of the date the Trust shall have received counterparts of this Amendment duly executed by each of the Banks.

7.  Continuing Effect; No Other Waivers and Amendments.  Except as expressly provided herein, all of the terms and provisions of the Liquidity Agreement are and shall remain in full force and effect. The waivers and amendments provided for herein are limited to the specific subsections of the Liquidity Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Banks’ willingness to consent to any action requiring consent under any other provisions of the Liquidity Agreement or the same Section for any other date or time period other than those specified herein.

Notwithstanding the foregoing, in the event the Indenture Trustee provides notice pursuant to Section 9.1 of the Base Indenture declaring the principal of the Notes due and payable, the waivers provided by Section 4 hereof shall be revoked immediately and shall be of no further effect.

8.  Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST

By:  PHH MORTGAGE CORPORATION,
as Administrator under the Administration Agreement

By:  /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President & Treasurer

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By:  JPMORGAN CHASE BANK, N.A.,
    as Agent and as a Lender

By:  /s/ Elizabeth H. Schwabe
    Name: Elizabeth H. Schwabe
    Title: Managing Director

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By: BANK OF AMERICA, N.A.

By:  /s/ Elizabeth H. Schwabe
    Name: Elizabeth H. Schwabe
    Title: Managing Director

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By: BARCLAYS BANK PLC

By:  /s/ Alison McGuigan
    Name: Alison McGuigan
    Title: Associate Director

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

Name of Bank: Canadian Imperial Bank of Commerce

By:  /s/ Ronald G. Hurst
    Name: Ronald G. Hurst
    Title: Authorized Signatory

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By: CITIBANK N.A.

By:  /s/ Hugo Arias
    Name: Hugo Arias
    Title: Vice President

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By: DEUTSCHE BANK AG

By:  /s/ Michael Cheng
    Name: Michael Cheng
    Title: Director

By:  /s/ Peter Kim
    Name: Peter Kim
    Title: Vice President

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

Name of Bank: Manufacturers and Traders Trust Company

By:  /s/ Brooks W. Thropp
    Name: Brooks W. Thropp
    Title: Administrative Vice President

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By: MELLON BANK, N.A.

By:  /s/ Laurie G. Dunn
    Name: Laurie G. Dunn
    Title: First Vice President

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By: THE BANK OF NOVA SCOTIA

By:  /s/ Todd Meller
    Name: Todd Meller
    Title: Managing Director

Signature page to
Amendment under Bishop’s Gate Residential Mortgage Trust
Amendment and Restated Liquidity Agreement,
dated as of December 11, 1998
(as further amended and restated on December 2, 2003)

By: THE ROYAL BANK OF SCOTLAND PLC

By:  /s/ Angela Reilly
    Name: Angela Reilly
    Title: Managing Director